Exhibit 99.2

FORM OF NOTICE OF GUARANTEED DELIVERY

FOR

SUBSCRIPTION RIGHTS CERTIFICATES

ISSUED BY

RUTH’S HOSPITALITY GROUP, INC.

This form, or one substantially equivalent to this form, must be used to exercise the transferable subscription rights (the “Rights”) pursuant to the rights offering (the “Rights Offering”), as described in the prospectus supplement dated January 21, 2010 (the “Prospectus Supplement”) of Ruth’s Hospitality Group, Inc., a Delaware corporation (“Ruth’s”), if a holder of Rights cannot deliver the certificate(s) evidencing the Rights (the “Rights Certificate(s)”), to the subscription agent listed below (the “Subscription Agent”) at or prior to 5:00 p.m., New York City time, on February 9, 2010, unless such time is extended by Ruth’s as described in the Prospectus Supplement (as it may be extended, the “Expiration Date”). Such form must be delivered by hand or sent by facsimile transmission, first class mail or overnight courier to the Subscription Agent, and must be received by the Subscription Agent on or prior to the Expiration Date. See “The Rights Offering — Notice of Guaranteed Delivery” in the Prospectus Supplement.

Payment of the subscription price of $2.50 per share (the “Subscription Price”) of Ruth’s common stock, par value $0.01 per share (“Common Stock”) subscribed for upon exercise of such Rights must be received by the Subscription Agent in the manner specified in the section of the Prospectus Supplement entitled “The Rights Offering — Payment Method” at or prior to 5:00 p.m., New York City time, on the Expiration Date even if the Rights Certificate(s) evidencing such Rights is (are) being delivered pursuant to the guaranteed delivery procedures thereof. See “The Rights Offering — Notice of Guaranteed Delivery” in the Prospectus Supplement.

The Subscription Agent is American Stock Transfer & Trust Company, LLC.

If delivering by mail, hand or courier:

American Stock Transfer & Trust Company, LLC

Attn: Reorganization Administration

6201 15th Avenue

Brooklyn, New York 11219

By Facsimile Transmission

(718) 234-5001

Telephone Number for Confirmation:

(877) 248-6417

(718) 921-8317

If you have any questions or require additional copies of relevant documents, please contact the information agent, Georgeson Inc., at (800) 676-0281.

DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS INSTRUMENT VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

For this Notice of Guaranteed Delivery to be validly delivered, it must be received by the Subscription Agent at or prior to 5:00 p.m., New York City time, on the Expiration Date. Deliveries to Ruth’s, the Dealer Manager or the Information Agent will not be forwarded to the Subscription Agent and therefore will not constitute a valid delivery. In addition, delivery to The Depository Trust Company will not constitute a valid delivery to the Subscription Agent.

Ladies and Gentlemen:

The undersigned hereby represents that the undersigned is the holder of Rights Certificate(s) representing              Right(s) and that such Rights Certificate(s) cannot be delivered to the Subscription Agent prior to 5:00 p.m., New York City time, on the Expiration Date. Upon the terms and subject to the conditions set forth in the Prospectus Supplement, receipt of which is hereby acknowledged, the undersigned hereby elects to exercise his/her/its basic subscription right(s) to subscribe for              share(s) of Common Stock and his/her/its oversubscription right(s) to subscribe for an additional              share(s) of Common Stock.

The undersigned understands that payment of the Subscription Price for each share of Common Stock subscribed for pursuant to his/her/its Rights must be received by the Subscription Agent at or prior to 5:00 p.m., New York City time, on the Expiration Date and represents that such payment, in the aggregate amount of $             either (check appropriate box):

☐	is being delivered to the Subscription Agent herewith

or

☐	has been delivered separately to the Subscription Agent in the manner set forth below (check appropriate box and complete information relating thereto):

☐	Uncertified check (Payment by uncertified check will not be deemed to have been received by the Subscription Agent until such check has cleared. Holders paying by such means are urged to make payment sufficiently in advance of the Expiration Date to ensure that such payment clears by such date.)

☐	Wire transfer of funds

Name of transferor institution:

Date of transfer:

Confirmation number (if available):

☐	Certified check

☐	Bank draft (cashier’s check)

☐	U.S. Postal Money Order

Name of maker:

Date of check, draft or money order:

Check, draft or money order number:

Bank on which check is drawn or issuer of money order:

Rights Certificate No(s) (if available)

Name(s) of record holder(s) of Rights Certificate

Address(es)

Telephone number(s), including area code

Signature(s) of record holder(s) or authorized signatory/signatories

Date

(Please type or print except for signature(s))

THE GUARANTEE SET FORTH BELOW MUST BE COMPLETED

If you are signing in your capacity as a trustee, executor, administrator, guardian, attorney-in-fact,

agent, officer of a corporation or another acting in a fiduciary or representative capacity, please provide the following information:

Name

Capacity

Address

Telephone number, including area code

GUARANTEE OF DELIVERY

(Not To Be Used for Rights Certificate Signature Guarantee)

The undersigned, an “Eligible Guarantor Institution,” as such term is defined in Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended, guarantees that the undersigned will deliver to the Subscription Agent the certificates representing the Rights being exercised hereby, with any required signature guarantee and any other required documents, all within three (3) business days after the date hereof.

Dated:

Authorized Signature:

Name of Firm:

Address:

Area Code and Telephone Number:

The institution that completes this form must communicate the guarantee to the Subscription Agent and must deliver the Rights Certificate(s) to the Subscription Agent within three (3) business days after the date hereof. Failure to do so could result in a financial loss to such institution.